Accounting policies (Policies)	12 Months Ended
Dec. 31, 2018
Disclosure of accounting policies [abstract]
Reconciliation net result under IFRS-EU and IFRS-IASB

Reconciliation between IFRS-EU and IFRS-IASB

The published 2018 Annual Accounts of ING Group are prepared in accordance with IFRS-EU. IFRS-EU refers to International Financial Reporting Standards (‘IFRS’) as adopted by the European Union (EU), including the decisions ING Group made with regard to the options available under IFRS as adopted by the EU. IFRS-EU differs from IFRS-IASB in respect of certain paragraphs in IAS 39 ‘Financial Instruments: Recognition and Measurement’ regarding hedge accounting for portfolio hedges of interest rate risk.

Under IFRS-EU, ING Group applies fair value hedge accounting for portfolio hedges of interest rate risk (fair value macro hedges) in accordance with the EU carve-out version of IAS 39. Under the EU IAS 39 carve-out, hedge accounting may be applied, in respect of fair value macro hedges, to core deposits and hedge ineffectiveness is only recognised when the revised estimate of the amount of cash flows in scheduled time buckets falls below the original designated amount of that bucket and is not recognised when the revised amount of cash flows in scheduled time buckets is more than the original designated amount. Under IFRS-IASB, hedge accounting for fair value macro hedges cannot be applied to core deposits and ineffectiveness arises whenever the revised estimate of the amount of cash flows in scheduled time buckets is either more or less than the original designated amount of that bucket.

This information is prepared by reversing the hedge accounting impacts that are applied under the EU ‘carve-out’ version of IAS 39. Financial information under IFRS-IASB accordingly does not take account of the possibility that had ING Group applied IFRS-IASB as its primary accounting framework it might have applied alternative hedge strategies where those alternative hedge strategies could have qualified for IFRS-IASB compliant hedge accounting. These decisions could have resulted in different shareholders’ equity and net result amounts compared to those indicated in this Annual Report on Form 20-F.

A reconciliation between IFRS-EU and IFRS-IASB is included below.

Both IFRS-EU and IFRS-IASB differ in several areas from accounting principles generally accepted in the United States of America (US GAAP).

Reconciliation net result under IFRS-EU and IFRS-IASB
	Net result
	2018	2017	2016
In accordance with IFRS-EU	4,703	4,905	4,651
Adjustment of the EU IAS 39 carve-out	148	817	411
Tax effect of the adjustment 1)	–90	–258	–87
Effect of adjustment after tax	58	559	324

In accordance with IFRS-IASB (attributable to the equityholders of the parent)	4,761	5,464	4,975
Non-controlling interests	108	82	75
In accordance with IFRS-IASB Total net result	4,869	5,546	5,050
1) 2018 includes the effect of change in tax rate.

Reconciliation shareholders’ equity under IFRS-EU and IFRS-IASB
	Total Equity
	2018	2017	2016
In accordance with IFRS-EU	50,932	50,406	49,793
Adjustment of the EU IAS 39 carve-out	–2,460	–2,655	–3,472
Tax effect of the adjustment	577	678	936
Effect of adjustment after tax	–1,883	–1,977	–2,536

Shareholders’ equity	49,049	48,429	47,257
Non-controlling interests	803	715	606
In accordance with IFRS-IASB Total Equity	49,851	49,144	47,863

Disclosure of initial application of standards or interpretations [line items]
Changes in IFRS effective in 2018

1.1 Changes in IFRS effective in 2018

A number of new or amended standards became applicable for the current reporting period. ING Group changed its accounting policies as a result of adopting IFRS 9 ‘Financial Instruments’.

The impact of the adoption of IFRS 9 is disclosed in note 1.3.1.1 ‘IFRS 9 Financial instruments – Impact of adoption’ and the new IFRS 9 accounting policies are disclosed in note 1.3.1.2 ‘IFRS 9 Financial instruments - Accounting policies applied from 1 January 2018’. The other standards and amendments, including IFRS 15 (refer to note 1.3.2 ‘IFRS 15 Revenue from Contract with Customers’), did not have a significant impact on the Group’s accounting policies.

Except for the amendment to IFRS 9 regarding prepayment features with negative compensation, ING Group has not early adopted any standard, interpretation or amendment which has been issued, but is not yet effective.

Upcoming changes in IFRS after 2018	1.2 Upcoming changes in IFRS after 2018
Significant judgements and critical accounting estimates and assumptions

1.4 Significant judgements and critical accounting estimates and assumptions

The preparation of the consolidated financial statements requires management to make judgements in the process of applying its accounting policies and to use estimates and assumptions. The estimates and assumptions affect the reported amounts of the assets and liabilities and the amounts of the contingent liabilities at the balance sheet date, as well as reported income and expenses for the year. The actual outcome may differ from these estimates. The process of setting assumptions is subject to internal control procedures and approvals.

ING Group has identified areas that require management to make significant judgements and use critical accounting estimates and assumptions based on the information and financial data that may change in future periods. These areas are:

  The determination of the fair values of financial assets and liabilities;
  Loan loss provisions; and
  Provisions.

For further discussion of the significant judgements and critical accounting estimates and assumptions in these areas, reference is made to the relevant parts in sections 1.3.1.2 IFRS 9 Financial instruments - Accounting policies applied from 1 January 2018’, 1.5 ‘Principles of valuation and determination of results’ and the applicable notes to the Consolidated financial statements.

Consolidation

Consolidation

ING Group (the Group) comprises ING Groep N.V. (the Parent Company), ING Bank N.V. and all other subsidiaries. Subsidiaries are entities controlled by ING Groep N.V. Control exists if ING Groep N.V. is exposed or has rights to variable returns and has the ability to affect those returns through the power over the investee. Control is usually achieved through situations including, but not limited to:

  Ownership, directly or indirectly, of more than half of the voting power;
  Ability to appoint or remove the majority of the board of directors;
  Power to govern operating and financial policies under statute or agreement; and
  Power over more than half of the voting rights through an agreement with other investors.

The existence and effect of potential voting rights that are currently exercisable or convertible are considered in assessing whether ING Group controls another entity.

For interests in structured entities, the existence of control requires judgment as these entities are designed so that voting or similar rights are not the dominant factor in deciding who controls the entity. This judgment includes, for example, the involvement in the design of the structured entity, contractual arrangements that give rights to direct the structured entities relevant activities and commitment to ensure that the structured entity operates as designed.

A list of principal subsidiaries is included in Note 49 ‘Principal subsidiaries’.

A list containing the information referred to in Section 379 (1), Book 2 of the Dutch Civil Code has been filed with the office of the Commercial Register of Amsterdam, in accordance with Section 379 (5), Book 2 of the Dutch Civil Code.

The results of the operations and the net assets of subsidiaries are included in the statement of profit or loss and the statement of financial position from the date control is obtained until the date control is lost. On disposal, the difference between the sales proceeds, net of directly attributable transaction costs, and the net assets is included in net result.

A subsidiary which ING Groep N.V. has agreed to sell but is still legally owned by ING Group may still be controlled by ING Group at the balance sheet date and therefore, still be included in the consolidation. Such a subsidiary may be presented as a held for sale disposal group if certain conditions are met.

All intercompany transactions, balances and unrealised surpluses and deficits on transactions between group companies are eliminated. Where necessary, the accounting policies used by subsidiaries are changed to ensure consistency with group policies. In general, the reporting dates of subsidiaries are the same as the reporting date of ING Groep N.V.

ING Groep N.V. and its Dutch group companies are subject to legal restrictions regarding the amount of dividends they can pay to their shareholders. The Dutch Civil Code contains the restriction that dividends can only be paid up to an amount equal to the excess of the company’s own funds over the sum of the paid-up capital and reserves required by law. Additionally, certain Group companies are subject to restrictions on the amount of funds they may transfer in the form of dividends, or otherwise, to the parent company.

Furthermore, in addition to the restrictions in respect of minimum capital requirements that are imposed by industry regulators in the countries in which the subsidiaries operate, other limitations exist in certain countries.

Segment reporting

Segment reporting

An operating segment is a distinguishable component of ING Group, engaged in providing products or services, whose operating results are regularly reviewed by the Executive Board of ING Group and the Management Board Banking (together the Chief Operating Decision Maker (CODM)) to make decisions about resources to be allocated to the segments and assess its performance. A geographical area is a distinguishable component of ING Group engaged in providing products or services within a particular economic environment that is subject to risks and returns that are different from those of segments operating in other economic environments.

The CODM examines ING Group’s performance both by line of business and geographic perspective and has identified five reportable segments by line of business and six by geographical area. The geographical analyses are based on the location of the office from which the transactions are originated.

Foreign currency translation

Foreign currency translation

Functional and presentation currency

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (the functional currency). The Consolidated financial statements are presented in euros, which is ING Group’s presentation currency.

Transactions and balances

Foreign currency transactions are translated into the functional currency using the exchange rate prevailing at the date of the transactions. Exchange rate differences resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in the statement of profit or loss, except when deferred in equity as part of qualifying cash flow hedges or qualifying net investment hedges.

Non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rate at the date of the transaction.

Exchange rate differences on non-monetary items, measured at fair value through profit or loss, are reported as part of the fair value gain or loss. Non-monetary items are retranslated at the date fair value is determined. Exchange rate differences on non-monetary items measured at fair value through the revaluation reserve are included in the revaluation reserve in equity.

Exchange rate differences in the statement of profit or loss are generally included in ‘Valuation results and net trading income’. Reference is made to Note 23 ‘Valuation results and net trading income’, which discloses the amounts included in the statement of profit or loss. Exchange rate differences relating to the disposal of debt and FVPL equity securities are considered to be an inherent part of the capital gains and losses recognised in Investment income. As mentioned below, in Group companies relating to the disposals of group companies, any exchange rate difference deferred in equity is recognised in the statement of profit or loss in ‘Result on disposal of group companies’. Reference is also made to Note 20 ‘Equity’, which discloses the amounts included in the statement of profit or loss.

Group companies

The results and financial positions of all group companies that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

  Assets and liabilities included in each statement of financial position are translated at the closing rate at the date of that statement of financial position;
  Income and expenses included in each statement of profit or loss are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and
  All resulting exchange rate differences are recognised in a separate component of equity.

On consolidation, exchange rate differences arising from the translation of a monetary item that forms part of the net investment in a foreign operation, and of borrowings and other instruments designated as hedges of such investments, are taken to shareholders’ equity. When a foreign operation is sold, the corresponding exchange rate differences are recognised in the statement of profit or loss as part of the gain or loss on sale.

Goodwill and fair value adjustments arising from the acquisition of a foreign operation are treated as assets and liabilities of the foreign operation and translated at the exchange rate prevailing at the balance sheet date.

Classification of financial instruments

Classification and measurement of financial assets and financial liabilities (IAS 39)

Financial assets and liabilities designated at fair value through profit or loss

Management will designate a financial asset or a financial liability as such only if this eliminates a measurement inconsistency, if the related assets and liabilities are managed on a fair value basis or classified as an embedded derivative as described below.

Interest income and expense from financial instruments classified at fair value through profit or loss is recognised in Interest income using the effective interest method (where applicable). The remaining changes in fair value of such instruments are recognised in Valuation results and net trading income in the statement of profit or loss. Dividend income from equity instruments classified at fair value through profit or loss is generally recognised in ‘Valuation results and net trading income’ in the statement of profit or loss when the dividend has been declared.

Embedded derivatives

Certain derivatives embedded in other contracts are measured as separate derivatives when their economic characteristics and risks are not closely related to those of the host contract, the host contract is not carried at fair value through profit or loss, and if a separate instrument with the same terms as the embedded derivative would meet the definition of a derivative. These embedded derivatives are measured at fair value with changes in fair value recognised in the statement of profit or loss. An assessment is carried out when ING Group first becomes party to the contract. A reassessment is carried out only when there is a change in the terms of the contract that significantly modifies the expected cash flows.

Investments

Investments (including loans quoted in active markets) are classified either as held-to-maturity or available-for-sale. Investment debt securities and loans quoted in active markets with fixed maturity where management has both the intent and the ability to hold to maturity are classified as held-to-maturity. Investment securities and quoted loans intended to be held for an indefinite period of time, which may be sold in response to needs for liquidity or changes in interest rates, exchange rates or equity prices, are classified as available-for-sale financial assets.

Available-for-sale financial assets

Available-for-sale financial assets include available-for-sale debt securities and available-for-sale equity securities. Available-for-sale financial assets are initially recognised at fair value plus transaction costs. For available-for-sale debt securities, the difference between cost and redemption value is amortised. Interest income is recognised using the effective interest method. Available-for-sale financial assets are subsequently measured at fair value. Interest income from debt securities classified as available-for-sale is recognised in Interest income in the statement of profit or loss. Dividend income from equity instruments classified as available-for-sale is recognised in Investment income in the statement of profit or loss when the dividend has been declared. Unrealised gains and losses arising from changes in the fair value are recognised in equity and are recycled to the statement of profit or loss as Investment income when the asset is disposed. Investments in prepayment sensitive securities such as Interest-Only and Principal-Only strips are generally classified as available-for-sale.

Held-to-maturity investments

Non-derivative financial assets with fixed or determinable payments and fixed maturity for which ING Group has the positive intent and ability to hold to maturity and which are designated by management as held-to-maturity assets are initially recognised at fair value plus transaction costs. Subsequently, they are carried at AC using the effective interest method less any impairment losses. Interest income from debt securities classified as held-to-maturity is recognised in Interest income in the statement of profit or loss using the effective interest method. Held-to-maturity investments include only debt securities.

Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. They are initially recognised at fair value plus transaction costs. Subsequently, they are carried at AC using the effective interest method less any impairment losses. Loans and receivables include Cash and balances with central banks, Loans and advances to banks, Loans and advances to customers, and some categories of Other assets and are reflected in these line items in the statement of financial position. Interest income from loans and receivables is recognised in Interest income in the statement of profit or loss using the effective interest method

Impairments of financial assets at amortised cost (loan loss provisions)

Impairments of financial assets at amortised cost (loan loss provisions) (IAS 39)

ING Group assesses periodically and at each balance sheet date whether there is objective evidence that a financial asset or group of financial assets is impaired. A financial asset or a group of financial assets is impaired and impairment losses are incurred if, and only if, there is objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset, but before the balance sheet date, (a loss event) and that loss event (or events) has an impact on the estimated future cash flows of the financial asset or group of financial assets that can be reliably estimated. The following circumstances, among others, are considered objective evidence that a financial asset or group of assets is impaired:

  The borrower has sought or has been placed in bankruptcy or similar protection and this leads to the avoidance of or delays in repayment of the financial asset;
  The borrower has failed in the repayment of principal, interest, or fees and the payment failure has remained unsolved for a certain period;
  The borrower has demonstrated significant financial difficulty, to the extent that it will have a negative impact on the expected future cash flows of the financial asset;
  The credit obligation has been restructured for non-commercial reasons. ING Group has granted concessions, for economic or legal reasons relating to the borrower’s financial difficulty, the effect of which is a reduction in the expected future cash flows of the financial asset; and
  Historical experience, updated for current events where necessary, provides evidence that a proportion of a group of assets is impaired although the related events that represent impairment triggers are not yet captured by ING Group’s credit risk systems.

Losses expected as a result of future events, no matter how likely, are not recognised.

ING Group first assesses whether objective evidence of impairment (a loss event/trigger) exists individually for financial assets that are individually significant, and then individually or collectively for financial assets that are not individually significant. If ING Group determines that no objective evidence of impairment (a loss event/trigger) exists for an individually assessed financial asset, whether significant or not, it includes the asset in a group of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is or continues to be recognised are not included in a collective assessment of impairment.

If there is objective evidence that an impairment loss on an asset carried at AC has been incurred, the amount of the loss is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future credit losses that have not been incurred) discounted at the financial asset’s original effective interest rate. The carrying amount of the asset is reduced through the use of an allowance account (loan loss provision) and the amount of the loss is recognised in the statement of profit or loss under Addition to loan loss provision. If the asset has a variable interest rate, the discount rate for measuring any impairment loss is the current effective interest rate determined under the contract.

If, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognised (such as an improvement in the debtor’s credit rating), the previously recognised impairment loss is reversed by adjusting the provision. The amount of the reversal is recognised in the statement of profit or loss.

Impairments on other debt instruments (Loans and held-to-maturity investments) are part of the loan loss provision as described above.

Impairment of available for sale financial assets

Impairments of AFS assets

At each balance sheet date, ING Group assesses whether there is objective evidence that a financial asset or a group of financial assets is impaired. In the specific case of equity investments classified as available-for-sale, a significant or prolonged decline in the fair value of the security below its cost is considered in determining whether the assets are impaired. Significant and prolonged are interpreted on a case-by-case basis for specific equity securities; generally 25% and six months are used as triggers. If any objective evidence exists for available-for-sale debt and equity investments, the cumulative loss, measured as the difference between the acquisition cost and the current fair value, less any impairment loss on that financial asset previously recognised in net result, is removed from equity and recognised in the statement of profit or loss. Impairment losses recognised on equity instruments can never be reversed. If, in a subsequent period, the fair value of a debt instrument classified as available-for-sale increases and the increase can be objectively related to an event occurring after the impairment loss was recognised in the statement of profit or loss, the impairment loss is reversed through the statement of profit or loss.

Investments in associates and joint ventures

Investments in associates and joint ventures

Associates are all entities over which the Group has significant influence but not control. Significant influence is the ability to participate in the financial and operating policies of the investee. It generally results from a shareholding of between 20% and 50% of the voting rights or through situations including, but not limited to one or more of the following:

  Representation on the board of directors;
  Participation in the policymaking process; and
  Interchange of managerial personnel.

Joint ventures are entities over which the Group has joint control. Joint control is the contractually agreed sharing of control over an arrangement or entity, which exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control. Joint control means that no party to the agreement is able to act unilaterally to control the activity of the entity. The parties to the agreement must act together to control the entity and therefore exercise the joint control.

Investments in associates and joint ventures are initially recognised at cost and subsequently accounted for using the equity method of accounting.

The Group’s investment in associates and joint ventures (net of any accumulated impairment loss) includes goodwill identified on acquisition. The Group’s share of its associates and joint ventures post-acquisition profits or losses is recognised in the statement of profit or loss, and its share of post-acquisition changes in reserves is recognised in equity. The cumulative post-acquisition changes are adjusted against the carrying amount of the investment. When the Group’s share of losses in an associate or joint venture equals or exceeds its interest in the associate or joint venture, including any long-term interests in the associate like uncollateralised loans that are neither planned nor likely to be settled in the foreseeable future, the Group does not recognise further losses, unless it has incurred obligations or made payments on behalf of the associate or joint venture.

Unrealised gains on transactions between the Group and its associates and joint ventures are eliminated to the extent of the Group’s interest in the associates and joint ventures. Unrealised losses are also eliminated unless they provide evidence of an impairment of the asset transferred. Accounting policies of associates and joint ventures have been changed where necessary to ensure consistency with the policies adopted by the Group. The reporting dates of all significant associates and joint ventures are consistent with the reporting date of the Group.

Property and equipment

Property and equipment

Property in own use

Land and buildings held for own use are stated at fair value at the balance sheet date. Increases in the carrying amount arising on revaluation of land and buildings held for own use are credited to the revaluation reserve in shareholders’ equity. Decreases in the carrying amount that offset previous increases of the same asset are charged against the revaluation reserve directly in equity; all other decreases are charged to the statement of profit or loss. Increases that reverse a revaluation decrease on the same asset previously recognised in net result are recognised in the statement of profit or loss. Depreciation is recognised based on the fair value and the estimated useful life (in general 20–50 years). Depreciation is calculated on a straight-line basis. On disposal, the related revaluation reserve is transferred to retained earnings.

The fair values of land and buildings are based on regular appraisals done by independent qualified valuers or by internal valuers, similar to appraisals of real estate investments. Subsequent expenditure is included in the asset’s carrying amount when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably.

Equipment

Equipment is stated at cost less accumulated depreciation and any impairment losses. The cost of the assets is depreciated on a straight line basis over their estimated useful lives, which are generally as follows: for data processing equipment two to five years, and four to ten years for fixtures and fittings. Expenditure incurred on maintenance and repairs is recognised in the statement of profit or loss as incurred. Expenditure incurred on major improvements is capitalised and depreciated.

Disposals of property and equipment

The difference between the proceeds on disposal and net carrying value is recognised in the statement of profit or loss under Other income.

Leases

Leases

The determination of whether an arrangement is or contains a lease is based on the substance of the arrangement at inception date.

ING Group as the lessee

The leases entered into by ING Group are primarily operating leases. The total payments made under operating leases are recognised in the statement of profit or loss on a straight-line basis over the period of the lease.

When an operating lease is terminated before the lease period has expired, any penalty payment to be made to the lessor is recognised as an expense in the period in which termination takes place.

ING Group as the lessor

When assets are held subject to a finance lease, the present value of the lease payments is recognised as a receivable under Loans and advances to customers or Loans and advances to banks. The difference between the gross receivable and the present value of the receivable is unearned lease finance income. Lease income is recognised over the term of the lease using the net investment method (before tax), which reflects a constant periodic rate of return.

Acquisitions, goodwill and other intangible assets

Acquisitions, goodwill and other intangible assets

Acquisitions and goodwill

ING Group’s acquisitions are accounted for using the acquisition method of accounting. The consideration for each acquisition is measured at the aggregate of the fair values (at the date of exchange) of assets given, liabilities incurred or assumed, and equity instruments issued in exchange for control of the acquiree. Goodwill, being the difference between the cost of the acquisition (including assumed debt) and the Group’s interest in the fair value of the acquired assets, liabilities and contingent liabilities as at the date of acquisition, is capitalised as an intangible asset. Goodwill is only recognised separately on acquisitions. The results of the operations of the acquired companies are included in the statement of profit or loss from the date control is obtained.

Where applicable, the consideration for the acquisition includes any asset or liability resulting from a contingent consideration arrangement, the contingent consideration is measured at its acquisition-date fair value. Contingent consideration arrangements classified as an asset or a liability, are subsequently measured at fair value and the changes in fair value will be recognised in the statement of profit or loss. Changes in the fair value of the contingent consideration classified as equity, are not recognised.

Where a business combination is achieved in stages, ING Group’s previously held interests in the assets and liabilities of the acquired entity are remeasured to fair value at the acquisition date (i.e. the date ING Group obtains control) and the resulting gain or loss, if any, is recognised in the statement of profit or loss. Amounts arising from interests in the acquiree prior to the acquisition date that have previously been recognised in other comprehensive income are reclassified to the statement of profit or loss, where such treatment would be appropriate if that interest were disposed of. Acquisition related costs are recognised in the statement of profit or loss as incurred and presented in the statement of profit or loss as Other operating expenses.

The initial accounting for the fair value of the net assets of the companies acquired during the year may be determined only provisionally as the determination of the fair value can be complex and the time between the acquisition and the preparation of the financial statements can be limited. The initial accounting shall be completed within a year after acquisition. Adjustments to the fair value as at the date of acquisition of acquired assets and liabilities, that are identified within one year after acquisition are recognised as an adjustment to goodwill; any subsequent adjustment is recognised as income or expense. On disposal of group companies where control is lost, the difference between the sale proceeds and carrying value (including goodwill) and the unrealised results (including the currency translation reserve in equity) is included in the statement of profit or loss.

Goodwill impairment

ING assesses at each reporting period, whether there is an indication that an intangible asset may be impaired. Irrespective of whether there is an indication of impairment, intangible assets with an indefinite useful life, including goodwill acquired in a business combination, and intangible assets not yet available for use, are tested annually for impairment. Goodwill is allocated to groups of CGUs (that is, the group of cash generating units or CGUs) for the purpose of impairment testing. These groups of CGUs represent the lowest level at which goodwill is monitored for internal management purposes. Goodwill is tested for impairment by comparing the carrying value of the group of CGUs to the recoverable amount of that group of CGUs. The carrying value is determined as the IFRS net asset value including goodwill. In compliance with IAS 36 ‘Impairment of assets’, the carrying value is determined on a basis that is consistent with the way in which the recoverable amount of the CGU is determined. When the carrying values need to be allocated between Retail and Wholesale solvency (risk-weighted assets) are used as a basis. The recoverable amount is estimated as the higher of fair value less costs of disposal and value in use. Several methodologies are applied to arrive at the best estimate of the recoverable amount. Impairment of goodwill, if applicable, is included in the statement of profit or loss in Other operating expenses.

Computer software

Computer software that has been purchased or generated internally for own use is stated at cost less amortisation and any impairment losses. Amortisation is calculated on a straight-line basis over its useful life. This period will generally not exceed five years. Amortisation is included in Other operating expenses.

Other intangible assets

Other intangible assets are capitalised and amortised over their expected economic life, which is generally between three and ten years. Intangible assets with an indefinite life are not amortised.

Taxation

Taxation

Income tax on the result for the year comprises current and deferred tax. Income tax is recognised in the statement of profit or loss but it is recognised directly in equity if the tax relates to items that are recognised directly in equity.

Deferred income tax

Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax basis of assets and liabilities and their carrying amounts in the consolidated financial statements. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted by the balance sheet date and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled. Deferred tax assets and liabilities are not discounted.

Deferred tax assets are recognised where it is probable that future taxable profit will be available against which the temporary differences can be utilised. Deferred income tax is provided on temporary differences arising from investments in subsidiaries and associates, except where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that the difference will not reverse in the foreseeable future. The tax effects of income tax losses available for carry forward are recognised as an asset where it is probable that future taxable profits will be available against which these losses can be utilised.

Fair value remeasurement of debt and equity instruments measured at FVOCI and cash flow hedges are recognised directly in equity. Deferred tax related to this fair value remeasurement is also recognised directly in equity and is subsequently recognised in the statement of profit or loss together with the deferred gain or loss.

Uncertain tax positions are assessed continually by ING Group and in case it is probable that there will be a cash outflow; a current tax liability is recognised.

Other assets

Other assets

Investment property

Investment properties are recognised at fair value at the balance sheet date. Changes in the carrying amount resulting from revaluations are recognised in the statement of profit or loss. On disposal, the difference between the sale proceeds and carrying value is recognised in the statement of profit or loss.

Property obtained from foreclosures

Property obtained from foreclosures is stated at the lower of cost and net realisable value. Net realisable value is the estimated selling price, less applicable variable selling expenses. Property obtained from foreclosures is included in Other assets - Property development and obtained from foreclosures.

Property development

Property developed and under development for which ING Group has the intention to sell the property after its completion is included in Other assets – Property development and obtained from foreclosures.

Property developed and under development for which ING Group has the intention to sell the property under development after its completion and where there is not yet a specifically negotiated contract is measured at direct construction cost incurred up to the balance sheet date, including borrowing costs incurred during construction and ING Group’s own directly attributable development and supervision expenses less any impairment losses. Profit is recognised using the completed contract method (on sale date of the property). Impairment is recognised if the estimated selling price, less applicable variable selling expenses is lower than carrying value.

Property under development for which ING Group has the intention to sell the property under development after its completion and where there is a specifically negotiated contract is valued using the percentage of completion method (pro rata profit recognition). The stage of completion is measured by reference to costs incurred to date as percentage of total estimated costs for each contract.

Property under development is stated at fair value (with changes in fair value recognised in the statement of profit or loss) if ING Group has the intention to recognise the property under development after completion as real estate investments.

Disposal groups held for sale and discontinued operations

Disposal groups held for sale and discontinued operations

Disposal groups (and groups of non-current assets) are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This is only the case when the sale is highly probable and the disposal group (or group of assets) is available for immediate sale in its present condition; management must be committed to the sale, which is expected to occur within one year from the date of classification as held for sale.

Upon classification as held for sale, the disposal group is measured at the lower of its carrying amount and fair value less costs to sell, except where specifically exempt from IFRS 5.  An impairment loss is recognised for any initial or subsequent write-down of the disposal group to fair value less costs to sell. A gain is recognised for any subsequent increases in fair value less costs to sell of the disposal group, but not in excess of any cumulative impairment loss previously recognised. A gain or loss not previously recognised by the date of the sale of the disposal group is recognised at the date of derecognition. Assets within the disposal group are not depreciated or amortised while they are classified as held for sale. Interest and other expenses attributable to the liabilities of a disposal group classified as held for sale continue to be recognised. The assets of the disposal group classified as held for sale are presented separately from the other assets in the balance sheet. The liabilities of a disposal group classified as held for sale are presented separately from other liabilities in the balance sheet.

When a group of assets that is classified as held for sale represents a major line of business or geographical area the disposal group is classified as discontinued operations. Upon classification of a business as held for sale and discontinued operations the individual income and expenses are presented within the Total net result from discontinued operations instead of being presented in the usual line items in the Consolidated statement of profit or loss. All comparative years in the Consolidated statement of profit or loss are restated and presented as discontinued operations for all periods presented. Furthermore, the individual assets and liabilities are presented in the Consolidated statement of financial position as Assets and liabilities held for sale and are no longer included in the usual line items in the Consolidated statement of financial position. Changes in assets and liabilities as a result of classification as held for sale are included in the notes in the line ‘Changes in composition of the group and other changes

Provisions, contingent liabilities and contingent assets

Provisions, contingent liabilities and contingent assets

A provision is a present obligation arising from past events, the settlement of which is expected to result in an outflow of resources embodying economic benefits, however the timing or the amount is uncertain. Provisions are discounted when the effect of the time value of money is significant using a pre-tax discount rate.

Reorganisation provisions include employee termination benefits when the Group is demonstrably committed to either terminating the employment of current employees according to a detailed formal plan without possibility of withdrawal, or providing termination benefits as a result of an offer made to encourage voluntary redundancy.

A liability is recognised for a levy when the activity that triggers payment, as identified by the relevant legislation, occurs. For a levy that is triggered upon reaching a minimum threshold, the liability is recognised only upon reaching the specified minimum threshold.

A contingent liability is a possible obligation that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of ING Group; or a present obligation that arises from past events but is not recognised because it is either not probable that an outflow of economic benefits will be required to settle the obligation or the amount of the obligation cannot be measured reliably. Contingent liabilities are not recognised in the statement of financial position, but are rather disclosed in the notes unless the possibility of the outflow of economic benefits is remote.

A contingent asset is a possible asset that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of ING Group. Contingent assets are recognised in the statement of financial position only when realisation of the income that arises from such an asset is virtually certain. Contingent assets are disclosed in the notes when an inflow of economic benefits is probable.

Critical judgements and key estimation uncertainty:

The recognition and measurement of provisions is an inherently uncertain process involving using judgement to determine when a present obligation exists and estimates regarding probability, amounts and timing of cash flows.

ING Group may become involved in legal proceedings. The degree of uncertainty and the method of making the accounting estimate depends on the individual case, its nature and complexity. Legal cases are usually one of a kind. Judgment is required to estimate the probability of an unfavourable outcome and the amount of potential loss. For the assessment of litigation provisions ING Group consults with legal experts. Even taking into consideration legal experts’ advice, the probability of an outflow of economic benefits can still be uncertain and the amount provisioned can remain sensitive to the assumptions used which may have a broad range of outcomes. Reference is made to Note 16 ‘Provisions’. For legal proceedings where it is not possible to make a reliable estimate of the expected financial effect, that could result from the ultimate resolution of the proceedings, no provision is recognised, however disclosure is included in the financial statements. Reference is made to Note 47 ‘Legal proceedings’.

Key assumptions for the reorganisation provision are in estimating the amounts and timing of cash flows as the announced transformation initiatives are implemented over a period of several years. Reference is made to Note 16 ‘Provisions’.

Other liabilities

Other liabilities

Defined benefit plans

The net defined benefit asset or liability recognised in the statement of financial position in respect of defined benefit pension plans is the fair value of the plan assets less the present value of the defined benefit obligation at the balance sheet date.

Plan assets are measured at fair value at the balance sheet date. For determining the pension expense, the return on plan assets is determined using a high quality corporate bond rate identical to the discount rate used in determining the defined benefit obligation.

Changes in plan assets that effect Shareholders’ equity and/or Net result, include mainly:

  Return on plan assets using a high quality corporate bond rate at the start of the reporting period which are recognised as staff costs in the statement of profit or loss; and
  Remeasurements which are recognised in Other comprehensive income (equity).

The defined benefit obligation is calculated by internal and external actuaries through actuarial models and calculations using the projected unit credit method. This method considers expected future payments required to settle the obligation resulting from employee service in the current and prior periods, discounted using a high quality corporate bond rate. Inherent in these actuarial models are assumptions including discount rates, rates of increase in future salary and benefit levels, mortality rates, trend rates in health care costs, consumer price index and the expected level of indexation. The assumptions are based on available market data as well as management expectations and are updated regularly. The actuarial assumptions may differ significantly from the actual results due to changes in market conditions, economic and mortality trends, and other assumptions. Any changes in these assumptions could have a significant impact on the defined benefit plan obligation and future pension costs.

Changes in the defined benefit obligation that effects Shareholders’ equity and/or Net result, include mainly:

  Service cost which are recognised as staff costs in the statement of profit or loss;
  Interest expenses using a high quality corporate bond rate at the start of the period which are recognised as staff costs in the Statement of profit or loss; and
  Remeasurements which are recognised in Other comprehensive income (equity).

Remeasurements recognised in other comprehensive income are not recycled to profit or loss. Any past service cost relating to a plan amendment is recognised in profit or loss in the period of the plan amendment. Gains and losses on curtailments and settlements are recognised in the statement of profit or loss when the curtailment or settlement occurs.

The recognition of a net defined benefit asset in the Consolidated statement of financial position is limited to the present value of any economic benefits available in the form of refunds from the plans or reductions in future contributions to the plans.

Defined contribution plans

For defined contribution plans, the Group pays contributions to publicly or privately administered pension insurance plans on a mandatory, contractual or voluntary basis. The Group has no further payment obligations once the contributions have been paid. The contributions are recognised as staff expenses in the profit or loss when they are due. Prepaid contributions are recognised as an asset to the extent that a cash refund or a reduction in the future payments is available.

Other post-employment obligations

Some group companies provide post-employment healthcare and other benefits to certain employees and former employees. The entitlement to these benefits is usually conditional on the employee remaining in service up to retirement age and the completion of a minimum service period. The expected costs of these benefits are accrued over the period of employment using an accounting methodology similar to that for defined benefit pension plans.

Income recognition

Income recognition

Interest

Interest income and expense are recognised in the statement of profit or loss using the effective interest method. The effective interest method is a method of calculating the amortised cost of a financial asset or a financial liability and of allocating the interest income or interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments or receipts through the expected life of the financial instrument or, when appropriate, a shorter period to the net carrying amount of the financial asset or financial liability. When calculating the effective interest rate, the Group estimates cash flows considering all contractual terms of the financial instrument (for example, prepayment options) but does not consider future credit losses. The calculation includes all fees and points paid or received between parties to the contract that are an integral part of the effective interest rate, transaction costs and all other premiums or discounts. Once a financial asset or a group of similar financial assets has been written down as a result of an impairment loss, interest income is recognised using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss.

Interest results on instruments classified at Amortised Cost, assets measured at FVOCI and derivatives in a formal hedge accounting relationship is presented in ‘Interest income using effective interest rate method’. Interest result on derivatives in so called economic hedges and instruments designated at fair value are presented in ‘Other interest income’.

Fees and commissions

Fees and commissions are generally recognised as the service is provided. Loan commitment fees for loans that are likely to be drawn down are deferred (together with related direct costs) and recognised as an adjustment to the effective interest rate on the loan. Loan syndication fees are recognised as income when the syndication has been completed and the Group has retained no part of the loan package for itself or has retained a part at the same effective interest rate as the other participants. Commission and fees arising from negotiating, or participating in the negotiation of, a transaction for a third party – such as the arrangement of the acquisition of shares or other securities or the purchase or sale of businesses – are recognised on completion of the underlying transaction. Portfolio and other management advisory and service fees are recognised based on the applicable service contracts as the service is provided. Asset management fees related to investment funds and investment contract fees are recognised on a pro-rata basis over the period the service is provided. The same principle is applied for wealth management, financial planning and custody services that are continuously provided over an extended period of time. Fees received and paid between banks for payment services are classified as commission income and expenses.

Lease income

The proceeds from leasing out assets under operating leases are recognised on a straight-line basis over the life of the lease agreement. Lease payments received in respect of finance leases when ING Group is the lessor are divided into an interest component (recognised as interest income) and a repayment component.

Expense recognition

Expense recognition

Expenses are recognised in the statement of profit or loss as incurred or when a decrease in future economic benefits related to a decrease in an asset or an increase in a liability has arisen that can be measured reliably. Fee and commission expenses are generally a result from a contract with ING service providers in order to perform the service for our customers. Costs are generally presented as ‘Commission expenses’ if they are specific, incremental, directly attributable and identifiable to generate commission income.

Share-based payments

Share-based payment expenses are recognised as a staff expense over the vesting period. A corresponding increase in equity is recognised for equity-settled share-based payment transactions. A liability is recognised for cash-settled share-based payment transactions. The fair value of equity-settled share-based payment transactions are measured at the grant date, and the fair value of cash-settled share-based payment transactions are measured at each balance sheet date. Rights granted will remain valid until the expiry date, even if the share based payment scheme is discontinued. The rights are subject to certain conditions, including a pre-determined continuous period of service.

Earnings per ordinary share

Earnings per ordinary share

Earnings per ordinary share is calculated on the basis of the weighted average number of ordinary shares outstanding. In calculating the weighted average number of ordinary shares outstanding:

  Own shares held by group companies are deducted from the total number of ordinary shares in issue;
  The computation is based on daily averages; and
  In case of exercised warrants, the exercise date is taken into consideration.

The non-voting equity securities are not ordinary shares, because their terms and conditions (especially with regard to coupons and voting rights) are significantly different. Therefore, the weighted average number of ordinary shares outstanding during the period is not impacted by the non-voting equity securities.

Diluted earnings per share data are computed as if all convertible instruments outstanding at year-end were exercised at the beginning of the period. It is also assumed that ING Group uses the assumed proceeds thus received to buy its own shares against the average market price in the financial year. The net increase in the number of shares resulting from the exercise is added to the average number of shares used to calculate diluted earnings per share.

Share options with fixed or determinable terms are treated as options in the calculation of diluted earnings per share, even though they may be contingent on vesting. They are treated as outstanding on the grant date. Performance-based employee share options are treated as contingently issuable shares because their issue is contingent upon satisfying specified conditions in addition to the passage of time.

Statement of cash flows

Statement of cash flows

The statement of cash flows is prepared in accordance with the indirect method, classifying cash flows as cash flows from operating, investing and financing activities. In the net cash flow from operating activities, the result before tax is adjusted for those items in the statement of profit or loss and changes in items per the statement of financial position, which do not result in actual cash flows during the year.

For the purposes of the statement of cash flows, Cash and cash equivalents comprise balances with less than three months’ maturity from the date of acquisition, including cash and balances with central banks, treasury bills and other eligible bills, amounts due from other banks, and deposits from banks. Investments qualify as a cash equivalent if they are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value.

Cash flows arising from foreign currency transactions are translated into the functional currency using the exchange rates at the date of the cash flows.

The net cash flow shown in respect of Loans and advances to customers relates only to transactions involving actual payments or receipts. The Addition to loan loss provision which is deducted from the item Loans and advances to customers in the statement of financial position has been adjusted accordingly from the result before tax and is shown separately in the statement of cash flows.

The difference between the Net cash flow in accordance with the statement of cash flows and the change between the opening and closing balance of Cash and cash equivalents in the statement of financial position is due to exchange rate differences and is presented separately in the cash flow statement.

Liabilities arising from financing activities are debt securities and subordinated loans

IFRS 16 Leases [Member]
Disclosure of initial application of standards or interpretations [line items]
Upcoming changes in IFRS after 2018

Major new IFRSs

IFRS 16 ‘Leases’

IFRS 16 ‘Leases’ was issued by the IASB in January 2016 and endorsed by the EU in October 2017. IFRS 16 replaces IAS 17 ‘Leases’, IFRIC 4 ‘Determining whether an Arrangement contains a Lease’, SIC-15 ‘Operating Leases- Incentives’ and SIC-27 ‘Evaluating the Substance of Transactions Involving the Legal Form of a Lease. The new requirements are effective for annual periods beginning on or after 1 January 2019 and will be applied by ING as of that date. For lessee accounting, the new standard removes the distinction between operating or finance leases. All leases will be recognised on the statement of financial position with exemptions for short-term leases with a lease term of less than 12 months and leases of low-value assets (for example mobile phones or laptops). A lessee is required to recognise a right-of-use asset representing its right to use the underlying leased asset and a lease liability representing its obligation to make lease payments. The standard permits a lessee to choose either a full retrospective or a modified retrospective transition approach. Furthermore the standard provides some practical expedients and exemptions. ING has opted to apply for periods starting from January 1, 2019 the modified retrospective approach and will make use of several of these practical expedients and exemptions permitted under the standard. Lessor accounting remains substantially unchanged.

The IFRS 16 implementation project commenced in 2017 with a data gathering exercise in a preliminary impact assessment.

The implementation project’s main focus was on:

  Performing two ‘parallel runs’ over the course of 2018, to test readiness of systems, processes and a number of controls for transition to IFRS 16 as per 1 January 2019;
  Technical interpretation of the Standard;
  Developing and validating the lease calculation models;
  Updating the policies and governance impacted by IFRS 16;
  Preparing the IFRS 16 transition disclosures.

As per 31 December 2018 ING has a number of lease contracts for buildings, cars and other leases such as IT equipment that are currently accounted for under IAS 17 as operating leases. As a result of the new IFRS 16 requirements, ING estimates that the Right-of-use assets and Lease liabilities to be recognised will amount to approximately EUR 1.3 billion. This amount is marginally lower than the future rental commitments to be paid under non-cancellable operating leases, as disclosed in Note 46 Contingent liabilities and commitments. This decrease is largely caused by the effects of the exemptions applied for leases of low-value assets, the exemption for short-term leases, the effect of discounting and the exclusion of the non-lease components in the lease payments. This is partly offset by including lease payments for periods covered by extension options that are reasonably certain to be exercised.

ING Group has opted to use the incremental borrowing rate as the discount rate for initial measurement of the lease liability. The incremental borrowing rate is the rate a lessee would have to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment. This rate is approximated by using the risk free rate applicable to the lease term, currency of the lease payment and jurisdiction, with the Fund Transfer Pricing (FTP) rate as an add-on. The FTP rate is used to transfer interest rate risk and funding and liquidity risk positions between the ING business and treasury departments. It is determined by either the Group or Local Asset and Liability Committee (ALCO).

There is no significant impact of the adoption of IFRS 16 on ING Group’s Net result, Comprehensive income or Shareholders’ equity on transition. This follows ING’s implementation decision where the value of the right-of-use asset is based on the value of the lease liability, adjusted for any previously recognised prepaid and/or accrued lease payments on that lease contract, as is permitted under the Standard.

In accordance with IFRS 9 [member]
Disclosure of initial application of standards or interpretations [line items]
Changes in IFRS effective in 2018

1.3 Changes to accounting policies in 2018

1.3.1 IFRS 9 ‘Financial instruments’

ING Group has applied the classification, measurement, and impairment requirements of IFRS 9 retrospectively as of 1 January 2018 by adjusting the opening balance sheet and opening equity at 1 January 2018. ING Group has not restated comparative periods, as permitted by the standard. ING Group early adopted the amendment to IFRS 9, otherwise effective 1 January 2019, which allows financial assets with prepayment features that permit or require a party to a contract either to pay or receive reasonable compensation for the early termination of the contract, to be measured at amortised cost (AC) or at fair value through other comprehensive income (FVOCI). The revised hedge accounting disclosures as required by IFRS 7 ‘Financial Instruments: Disclosures’ as per 1 January 2018 have been implemented.

IFRS 9 Financial instruments - Impact of adoption [member]
Disclosure of initial application of standards or interpretations [line items]
Changes in IFRS effective in 2018

1.3.1.1 IFRS 9 ‘Financial instruments’ – Impact of adoption

Transition

Changes in accounting policies resulting from the adoption of IFRS 9 have been applied retrospectively. Comparative periods have not been restated. Differences in the carrying amounts of financial assets and financial liabilities resulting from the adoption of IFRS 9 are recognised in retained earnings and reserves as at 1 January 2018. Accordingly, the information presented for 2017 does not reflect the requirements of IFRS 9 and therefore is not comparable to the information presented for 2018 under IFRS 9.

The following assessments have been made on the basis of the facts and circumstances that existed at the date of initial application:

  The determination of the business model within which a financial asset is held;
  The designation and revocation of previous designations of certain financial assets and financial liabilities as measured at Fair Value Through Profit or Loss (FVPL);
  The designation of certain investments in equity instruments not held-for-trading as at Fair Value Through Other Comprehensive Income (FVOCI); and
  For financial liabilities designated as at FVPL, the determination of whether presenting the effects of changes in the financial liability’s credit risk in Other Comprehensive Income (OCI) would create or enlarge an accounting mismatch in profit or loss.

In 2018 ING Group continued to test and refine the new processes, internal controls and governance framework necessitated by the adoption of IFRS 9. This has given rise to a minor change in estimation of the IFRS 9 impact, compared to what was presented in the ING Group Annual Report 2017.

The following table reconciles the carrying amounts of financial instruments under IAS 39 to the carrying amounts under IFRS 9 on transition to IFRS 9 on 1 January 2018.

Reconciliation of carrying amounts on the date of initial application of IFRS 9
In EUR million	Ref	IAS 39	Reclassfication[1]	Remeasurement	IFRS 9
Cash and balances with central banks		21,989	3		21,992
Loans and advances to banks		28,811	–122	2	28,691
Trading assets	E	116,748	–51,264		65,484
Non-trading derivatives		2,231	577		2,808
Loans and advances at FVPL	C, E	2,500	54,082	31	56,613
Debt securities at FVPL	C	1,738	1,497	–96	3,139
Equity securities at FVPL	D	4	184	16	204
Available-for-sale	A, C, D	69,730	–69,730
Debt securities at FVOCI	A		30,459	–22	30,437
Equity securities at FVOCI	D		3,800		3,800
Loans and advances at FVOCI	B		3,073	291	3,364
Securities at AC	A, C	9,343	39,967	–830	48,480
Loans and advances to customers	B. C	571,909	–8,306	–761	562,842
Other assets (financial and non-financial)		18,875	–4,220	284	14,939
Total assets		843,878	–	–1,085	842,793

Deposits from banks		36,821	108		36,929
Customer deposits		539,828	53		539,881
Trading liabilities	E	73,596	–35,362		38,234
Non-trading derivatives		2,331	326		2,657
Financial liabilities designated at FVPL	E	11,215	37,264		48,479
Other liabilities (financial and non-financial)		18,889	–3,370	–77	15,442
Debt securities in issue		96,086	740		96,826
Subordinated loans		15,968	241		16,209
Total liabilities		794,734	–	–77	794,657
Shareholders'equity (parent)		48,429		–993	47,435
Non-controlling interest		715		–15	700
Total equity		49,144		–1,008	48,136
Total liabilities and equity		843,878	–	–1,085	842,793
1 Includes the reclassification of accrued interest from other assets and other liabilities to the corresponding balance sheet item of the host contract.

ING Group’s accounting policies on the classification of financial instruments under IFRS 9 are set out in note 1.3.1.2 ‘IFRS 9 Financial instruments – Accounting policies applied from 1 January 2018’. As a result of the combined application of the business model analysis and the Solely Payments of Principal and Interest (SPPI) test, the classification and measurement of the following portfolios has changed:

A. The Available-For-Sale (AFS) investment portfolio, was split into a portfolio classified at Amortised Cost (AC) and a portfolio at FVOCI; the reclassification from AFS to AC resulted in a reduction of the unrealised revaluation gains in equity at transition date.

B. For a specific mortgage portfolio, the measurement changed from AC to FVOCI as it meets the Hold to Collect and Sell (HtC&S) business model requirements. As the fair value of the portfolio is higher than the AC, this had a positive impact on equity; and

C. Certain debt securities and loans previously booked at AC or AFS are measured at Fair Value through Profit or Loss (FVPL) as the cash flows do not meet the SPPI test. This measurement change has a limited negative impact on equity at transition date.

Furthermore, there are certain portfolios for which only the classification on ING’s Consolidated statement of financial position has changed without impacting equity:

D. For strategic equity instruments, ING elected to apply the option to irrevocably designate these at FVOCI, instead of the IFRS 9 default measurement of FVPL. FVOCI equity investments will no longer recycle revaluation reserves to the Statement Of Profit Or Loss (SOPL) upon disposal. For these instruments only dividend income continues to be recognised in the SOPL; and

E. Certain reverse repurchase portfolios are classified as financial assets ‘Mandatorily at FVPL’ instead of Held-for-trading. ING has used the fair value option for the related repurchase financial liabilities.

Other Assets and Other Liabilities include the impact of reclassification of accrued interest from other assets and other liabilities to the corresponding balance sheet item of the host contract (reclassification). The remeasurement impact of EUR 361 million (other assets EUR 284 million and other liabilities EUR -77 million) includes the remeasurement impact on deferred and current tax assets and liabilities (EUR 328 million respectively EUR 72 million), the remeasurement of Associates (EUR -28 million) and the provision on off-balance positions (EUR -11 million).

The following table shows the effects of the reclassification and remeasurement of financial assets from IAS 39 categories into AC under IFRS 9.

Reconciliation and remeasurement of financial assets at AC
Financial assets at AC - in EUR million	IAS 39	Reclassfication¹	Remeasurement	IFRS 9
Cash and balances with central banks
Carrying amount 31 December 2017	21,989			21,989
- From Other assets		3		3
Carrying amount 1 January 2018	21,989	3		21,992
Loans and advances from banks
Carrying amount 31 December 2017	28,811			28,811
- To Securities at AC		–264		–264
- From Other assets		142		142
- Recognition of expected credit losses			2	2
Carrying amount 1 January 2018	28,811	-122	2	28,691
Securities at AC
Carrying amount 31 December 2017	9,343			9,343
- From Loans and advances to banks		264		264
- From Loans and advances to customers		5,099		5,099
- From Available for sale		34,980	–825	34,155
- To Financial assets at FVPL		–753		–753
- From Other assets		377		377
- Recognition of expected credit losses			–5	–5
Carrying amount 1 January 2018	9,343	39,967	-830	48,480
Loans and advances to customers
Carrying amount 31 December 2017	571,909			571,909
- To Securities at AC		–5,099		–5,099
- To Financial assets at FVOCI		–3,060		–3,060
- To Financial assets at FVPL		–1,349		–1,349
- From Other assets		1,202		1,202
- Recognition of expected credit losses			–761	–761
Carrying amount 1 January 2018	571,909	-8,306	-761	562,842
Other financial assets
Carrying amount 31 December 2017	18,875			18,875
- To Loans and advances from banks		–146		–146
- To Financial assets at FVPL		–2,056		–2,056
- To Financial assets at FVOCI		–439		–439
- To Securities at AC		–377		–377
- To Loans and advances to customers		–1,202		–1,202
- Other financial assets			284	284
Carrying amount 1 January 2018	18,875	-4,220	284	14,939
Total financial assets at AC	650,927	27,322	-1,305	676,944
¹ Includes the reclassification of accrued interest from other assets to the corresponding balance sheet item of the host contract

The following table shows the effects of the reclassification and remeasurement of financial assets from IAS 39 categories into FVPL under IFRS 9.

Reconciliation and remeasurement of financial assets at FVPL
Financial assets at fair value through profit or loss - in EUR million	IAS 39	Reclassfication¹	Remeasurement	IFRS 9
Trading assets
Carrying amount 31 December 2017	116,748			116,748
- From Other Assets		1,466		1,466
- To Loans and advances at FVPL		–52,730		–52,730
Carrying amount 1 January 2018	116,748	-51,264		65,484
Non-trading derivatives
- Opening balance	2,231			2,231
- From Other Assets		577		577
Carrying amount 1 January 2018	2,231	577		2,808
Loans and advances at FVPL
Carrying amount 31 December 2017	2,500			2,500
- From Trading assets		52,730		52,730
- From Loans and advances to customers		1,348	31	1,379
- From Other Assets		4		4
Carrying amount 1 January 2018	2,500	54,082	31	56,613
Debt securities at FVPL
Carrying amount 31 December 2017	1,738			1,738
- From Available-for-sale		735		735
- From AC		753	–96	657
- From Other Assets		9		9
Carrying amount 1 January 2018	1,738	1,497	-96	3,139
Equity securities at FVPL
Carrying amount 31 December 2017	4			4
- From Available-for-sale		184	16	200
Carrying amount 1 January 2018	4	184	16	204
Total financial assets FVPL	123,221	5,076	-49	128,248
¹ Includes the reclassifiaction of accrued interest from other assets to the corresponding balance sheet item of the host contract

The following table shows the effects of the reclassification and remeasurement of financial assets from IAS 39 categories into FVOCI under IFRS 9.

Reconciliation and remeasurment of financial assets at FVOCI
Financial assets at FVOCI - in EUR million	IAS 39	Reclassfication¹	Remeasurement	IFRS 9

Available-for-sale
Carrying amount 31 December 2017	69,730			69,730
- To Equity securities at FVOCI		–3,800		–3,800
- To Debt securities at FVOCI		–30,033		–30,033
- To Equity securities at FVPL		–183		–183
- To Debt securities at FVPL		–735		–735
- To Securities at AC		–34,979		–34,979
Carrying amount 1 January 2018	69,730	–69,730		0
Debt securities at FVOCI
Carrying amount 31 December 2017
- From Available-for-sale		30,033	–2	30,031
- From Other Assets		426		426
- Recognition of expected credit losses			–20	–20
Carrying amount 1 January 2018	0	30,459	-22	30,437
Equity securities at FVOCI
Carrying amount 31 December 2017
- From Available-for-sale		3,800		3,800
Carrying amount 1 January 2018		3,800		3,800
Loans and advances at FVOCI
Carrying amount 31 December 2017
- From Loans and advances to customers		3,059	291	3,350
- From Other Assets		14		14
Carrying amount 1 January 2018	0	3,073	291	3,364
Total financial assets at FVOCI	69,730	-32,398	269	37,601
¹ Includes the reclassification of accrued interest from other assets to the corresponding balance sheet item of the host contract

The following table shows the effects of the reclassification and remeasurement of financial liabilities from IAS 39 categories into AC under IFRS 9.

Reconciliation and remeasurement of financial liabilities at AC
Financial liabilities at AC -in EUR million	IAS 39 carrying amount 31 December 2017	Reclassfication¹	Remeasurement	IFRS 9 carrying amount 1 January 2018

Deposits from banks	36,821	108		36,929
Customer deposits	539,828	53		539,881
Other liabilities	18,889	–3,370	–77	15,442
Debt securities in issue	96,086	740		96,826
Subordinated loans	15,968	241		16,209
Total financial liabilities at AC	707,592	–2,228	–77	705,287
¹ Includes the reclassification of accrued interest from other liabilities to the corresponding balance sheet item of the host contract

The following table shows the effects of the reclassification and remeasurement of financial liabilities from IAS 39 categories into FVPL under IFRS 9.

Reconciliation and remeasurement of financial liabilities at FVPL
Financial liabilities at fair value through profit or loss - in EUR million	IAS 39	Reclassfication¹	Remeasurement	IFRS 9

Trading liabilities
Carrying amount 31 December 2017	73,596			73,596
- To Financial liabilities designated at FVPL		–37,161		–37,161
- From Other liabilities		1,799		1,799
Carrying amount 1 January 2018	73,596	–35,362		38,234
Non-trading derivatives
Carrying amount 31 December 2017	2,331			2,331
- From Other liabilities		326		326
Carrying amount 1 January 2018	2,331	326		2,657
Financial liabilities designated at FVPL
Carrying amount 31 December 2017	11,215			11,215
- From Trading liabilities		37,161		37,161
- From Other liabilities		103		103
Carrying amount 1 January 2018	11,215	37,264		48,479
Total financial liabilities at FVPL	87,142	2,228		89,370
¹ Includes the reclassifiaction of accrued interest from other liabilities to the corresponding balance sheet item of the host contract

Classification and measurement of financial assets and financial liabilities on the date of initial application of IFRS 9 as at 1 January 2018
in EUR million2017 classification	Note	Orignal measurement under IAS 39	Orignal carrying amount under IAS 39	New carrying amount under IFRS 9[1]	New measurement under IFRS 9	2018 classification

Cash and balances with central banks	2	Amortised cost	21,989	21,992	Amortised cost	Cash and balances with central banks
Loans and advances to banks	3	Amortised cost	28,811	28,691	Amortised cost	Loans and advances to banks
Financial assets at FVTPL	4					Financial assets at FVPL
- trading assets		FVTPL	116,748	65,484	FVTPL (mandatorily)	trading assets
- non-trading derivatives		FVTPL	2,231	2,808	FVTPL (mandatorily)	non-trading derivatives
- other financial assets at FVTPL		FVTPL	4,242	2,162	FVTPL (designated)	other financial assets at FVTPL
				57,795	FVTPL (mandatorily)	other financial assets at FVTPL
Investments2 - equity securities (AFS)		FVOCI	3,983	n/a
- debt securities (AFS)		FVOCI	65,747	n/a
- debt securities (HTM)		Amortised cost	9,343	n/a
	5					Financial assets at FVOCI
			n/a	30,437	FVOCI	debt securities
			n/a	3,800	FVOCI (designated)	equity securities
			n/a	3,364	FVOCI	loans and advances
	6		n/a	48,480	Amortised cost	Securities at amortised cost
Loans and advances to customers	7	Amortised cost	571,909	562,842	Amortised cost	Loans and advances to customers
Other assets	11	Amortised cost	18,875	14,939	Amortised cost	Other assets
Total assets			843,878	842,794		Total assets

Deposits from banks	13	Amortised cost	36,821	36,929	Amortised cost	Deposits from banks
Customer deposits	14	Amortised cost	539,828	539,881	Amortised cost	Customer deposits
Financial liabilities at FVTPL	15					Financial liabilities at FVTPL
- trading liabilities		FVTPL	73,596	38,234	FVTPL	trading liabilities
- non-trading derivatives		FVTPL	2,331	2,657	FVTPL	non-trading derivatives
- other financial liabilities at FVTPL		FVTPL	11,215	48,479	FVTPL (designated)	other financial liabilities at FVTPL
Other liabilities	17	Amortised cost	18,889	15,442	Amortised cost	Other liabilities
Debt securities in issue	18	Amortised cost	96,086	96,826	Amortised cost	Debt securities in issue
Subordinated loans	19	Amortised cost	15,968	16,209	Amortised cost	Subordinated loans
Total liabilities			794,734	794,657		Total liabilities

  Includes the reclassification of accrued interest from other assets and other liabilities to the corresponding balance sheet item of the host contract.
  Investments represented all securities other than those measured at FVPL under IAS 39. Under IFRS 9 these Investments are classified as Financial Assets at FVOCI or Securities at amortised cost.

Impairment

IFRS 9 introduced requirements for the assessment of credit impairments, aimed at more timely recognition of credit losses. Consequently, a Loan Loss Provision (LLP) is recognised based on an “expected credit loss” model whereas IAS 39 recognised a LLP based on an “incurred credit loss” model. As a result, on transition the LLP increased by EUR 795 million.

The following table reconciles:

- The closing LLP for financial assets in accordance with IAS 39 and provisions for loan commitments and financial guarantee contracts in accordance with IAS 37 ‘Provisions, Contingent Liabilities and Contingent Assets’ as at 31 December 2017; to

- The opening expected credit loss (ECL) LLP in accordance with IFRS 9 as at 1 January 2018.

Reconciliation of impairment allowance
in EUR millionAllowance on;	(IAS 39 / IAS 37)	Reclassfication	Remeasurement	(IFRS 9)
Loans and advances to banks	8		-2	6
AFS/HTM debt investment securities and under IAS 39 reclassified to AC under IFRS 9			5	5
Loans and advances to customers	4,515	-8	761	5,269
AFS debt securities under IAS 39/financial assets at FVOCI under IFRS 9			20	20
Loans and advances to customers under IAS 39/ Loans and advances to customers at FVOCI under IFRS 9		8		8
Loan commitments and financial guarantee contracts issued¹	105		11	116
Total	4,628	0	795	5,423

¹ Includes IAS 37 provisions on loan commiments and financial guarantees issued

The breakdown of ECL between different stages of ING Group’s portfolio is further detailed in the table below. The increase in the LLP on transition to IFRS 9 is mainly the result of Stage 2 assets for which a life-time ECL was calculated

IFRS 9 transition impact impairments as at 1 January 2018¹
in EUR million	IAS 39 LLP	IFRS 9 impairment stages	IFRS 9 ECL increase	IFRS9 ECL
Incurred but Not Reported (IBNR)	726	Stage 1-12 month ECL	81	438
	0	Stage 2 – Lifetime ECL	586	955
Individually assessed provisions	3,902	Stage 3 – Lifetime ECL	128	4,030
Total	4,628	Total	795	5,423

1 Includes provisions for contingent liabilities.

The table below shows carrying amounts and LLP of loans and advances to customers per Stage.

Expected credit Losses Loans and advances to customers per stage as at 1 January 2018
in EUR million	Carrying amount	ECL
Stage 1; 12-month ECL	512,355	402
Stage 2; Lifetime ECL not credit impaired	43,836	952
Stage 3; Lifetime ECL credit impaired	11,920	3,915
Total	568,111	5,269

Total net impact of transition to IFRS 9 on opening balance equity

The following table analyses the impact, net of tax, of transition to IFRS 9 on reserves and retained earnings. The impact relates to the liability credit reserve, the fair value reserve, retained earnings and share of associates, joint ventures and other reserve. There is no impact on other components of equity.

Impact (net of tax) of transition to IFRS 9 on reserves and retained earnings
in EUR million	Impact of adopting IFRS 9 at 1 January 2018
Liability credit reserve
Closing balance under IAS 39 (31 December 2017)
Reclassification of own credit risk for financial liabilities designated as at FVPL¹	-190
Opening balance under IFRS 9 (1 January 2018)	-190
Fair value reserve
Closing balance under IAS 39 (31 December 2017)	3,650
Reclassification of investment securities (debt) from available-for-sale to amortised cost	-568
Reclassification of investment securities (equity) from available-for-sale to FVPL	-42
Reclassification of loans and advances to debt instruments at FVOCI	225
Opening balance under IFRS 9 (1 January 2018)	3,265
Share of associates, joint venture and other reserve
Closing balance under IAS 39 (31 December 2017)	2,527
Impact of application of IFRS 9	-28
Opening balance under IFRS 9 (1 January 2018)	2,499
Retained earnings
Closing balance under IAS 39 (31 December 2017)	27,022
Reclassifications under IFRS 9¹	182
Recognition of expected credit losses under IFRS 9 (including lease receivables, loan commitments and financial guarantee contracts)	-572
Opening balance under IFRS 9 (1 January 2018)	26,632

1 Net amount of reclassifications to retained earnings, to and from fair value reserves and to liability credit reserves, due to changes in classification and measurement

IFRS 9 Impact on Shareholders’ equity and (fully-loaded) CET 1

Impact (net of tax) of adopting IFRS 9 on 1 January 2018
	Impact on shareholders'equity (in EUR billion)	Impact on FL CET1 ratio (in %-point) ¹
Loan Loss provisions	-0.6
Investment portfolio	-0.6
Mortgages held in HTC&S portfolio	0.2
Total impact	-1.0	-0.2
1 Shareholders' equity is based on IFRS-EU

Presentation

IFRS 9 resulted in changes to IAS 1 for the presentation of Interest income for instruments calculated using the effective interest rate (EIR) method. The revised presentation requires it be shown as a separate line item in the consolidated statement of profit or loss. To enhance the relevance of the interest disclosures, ING Group changed its separate presentation of interest (i.e. ‘split interest’) for trading derivatives, trading securities and trading loans / deposits (mainly repo’s) to presenting the full fair value movements in ‘Valuation results and net trading income’. Similar presentation was applied to interest expense. The presentation of accrued interest in the balance sheet was also changed so that it is no longer separately presented, but rather included in the corresponding balance sheet item of the host contract. The new interest presentation was applied prospectively together with the other requirements of IFRS 9.

1.3.1.2 IFRS 9 ‘Financial instruments’ - Accounting policies applied from 1 January 2018

Fair value and hedge accounting policies are included in the below section, although these have remained unchanged with the adoption of IFRS 9.

Recognition and derecognition of financial instruments

Recognition of financial assets

Financial assets are recognised in the balance sheet when ING becomes a party to the contractual provisions of the instruments. Equity investments, debt securities financial assets and financial assets measured at fair value through profit or loss that require delivery within the time frame established by regulation or market convention (‘regular way’ purchases and sales) are recognised using trade date accounting. Trade date is the date on which ING commits to purchase or sell the asset. Loans and advances and repurchase agreements are recognised using settlement date accounting.

Derecognition of financial assets

Financial assets are derecognised when the rights to receive cash flows from the financial assets have expired or where ING Group has transferred substantially all risks and rewards of ownership. If ING Group neither transfers nor retains substantially all the risks and rewards of ownership of a financial asset, it derecognises the financial asset if it no longer has control over the asset. The difference between the carrying amount of a financial asset that has been extinguished and the consideration received is recognised in profit or loss.

Recognition of financial liabilities

Financial liabilities are recognised on the date that the entity becomes a party to the contractual provisions of the instrument.

Derecognition of financial liabilities

Financial liabilities are derecognised from the Consolidated statement of financial position when the obligation specified in the contract is discharged, cancelled or expired. The difference between the carrying amount of a financial liability that has been extinguished and the consideration paid is recognised in statement of profit or loss.

Classification and measurement of financial instruments (IFRS 9)

Financial assets

From 1 January 2018, ING Group classifies its financial assets in the following measurement categories:

  those to be measured subsequently at fair value (either through OCI, or through profit or loss); and
  those to be measured at amortised cost (AC).

At initial recognition, ING Group measures a financial asset at its fair value plus, in the case of a financial asset not at FVPL, transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in the statement of profit or loss.

Debt instruments

The classification depends on the entity’s business model for managing the financial assets and the contractual terms of the cash flows at initial recognition.

Business models

Business models are classified as Hold to Collect (HtC), Hold to Collect and Sell (HtC&S) or Other depending on how a portfolio of financial instruments as a whole is managed. ING Group’s business models are based on the existing management structure of the bank, and refined based on an analysis of how businesses are evaluated and reported, how their specific business risks are managed and on historic and expected future sales. Sales are permissible in a HtC business model when these are due to an increase in credit risk, take place close to the maturity date, are insignificant in value (both individually and in aggregate) or are infrequent.

Contractual cash flows Solely Payments of Principal and Interest (SPPI)

The contractual cash flows of a financial asset are assessed to determine whether they represent SPPI. Interest includes consideration for the time value of money, credit risk and also consideration for liquidity risk and costs associated with holding the financial asset for a particular period of time. In addition, interest can include a profit margin that is consistent with a basic lending arrangement. Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are SPPI.

In assessing whether the contractual cash flows are SPPI, ING Group considers the contractual terms of the instrument. This includes assessing whether the financial asset contains a contractual term that could change the timing or amount of contractual cash flows such that it would not meet this condition. In making the assessment, terms such as the following are considered, with an example of an SPPI failure for each consideration:

  Prepayment terms. For example a prepayment of an outstanding principal amount plus a penalty which is not capped to three or six months of interest;
  Leverage features, which increase the variability of the contractual cash flows with the result that they do not have the economic characteristics of interest. An example is a Libor contract with a multiplier;
  Terms that limit ING Group’s claim to cash flows from specified assets - e.g. non-recourse asset arrangements. This could be the case if payments of principal and interest are met solely by the cash flows generated by the underlying asset, for example instances in real estate, shipping and aviation financing; and
  Features that modify consideration of the time value of money. These are contracts with for example an interest rate which is reset every month to a one-year rate. ING Group performs either a qualitative or quantitative benchmark test on a financial asset with a modified time value of money element. A qualitative test is performed when it is clear with little or no analysis whether the contractual cash flows solely represent SPPI.

Based on the entity’s business model for managing the financial assets and the contractual terms of the cash flows, there are three measurement categories into which ING Group classifies its debt instruments:

  Amortised Cost:

Debt instruments that are held for collection of contractual cash flows under a HtC business model where those cash flows represent SPPI are measured at AC. Interest income from these financial assets is included in Interest income using the EIR method. Any gain or loss arising on derecognition is recognised directly in profit or loss. Impairment losses are presented as a separate line item in the Consolidated statement of profit or loss.

  FVOCI:

Debt instruments that are held for collection of contractual cash flows and for selling the financial assets under a HtC&S business model, where the assets’ cash flows represent SPPI, are measured at FVOCI. Movements in the carrying amount are recognised in OCI, except for the recognition of impairment gains or losses, interest revenue and foreign exchange gains and losses which are recognised in profit or loss. When the financial asset is derecognised, the cumulative gain or loss previously recognised in OCI is reclassified from equity to profit or loss and recognised in Investment income or Other income, based on the specific characteristics of the business model. Interest income from these financial assets is included in Interest income using the EIR method. Impairment losses are presented as a separate line item in the Consolidated statement of profit or loss.

  FVPL:

Debt instruments that do not meet the criteria for AC or FVOCI are measured at FVPL. This includes debt instruments that are held-for-trading. Fair value movements on trading loans and deposits (mainly repo’s) are presented fully within valuation result and net trading income. ING Group may in some cases, on initial recognition, irrevocably designate a financial asset as classified and measured at FVPL. This is the case where doing so eliminates or significantly reduces an accounting mismatch that would otherwise arise on assets measured at AC or FVOCI. The interest arising on a debt instrument that is part of a hedge relationship, but not subject to hedge accounting, is recognised in profit or loss and presented within Interest income or Interest expense in the period in which it arises. The interest arising on financial assets designated as at FVPL is recognised in profit or loss and presented within Interest income or Interest expense in the period in which it arises.

ING Group reclassifies debt investments when, and only when, its business model for managing those assets changes.

Equity instruments

All equity investments are measured at fair value. ING Group applies the fair value through OCI option to investments which are considered strategic, consisting of investments that add value to ING Group’s core banking activities.

There is no subsequent recycling of fair value gains and losses to profit or loss following the derecognition of investments if elected to be classified and measured as FVOCI. Dividends from such investments continue to be recognised in profit or loss as Investment income when ING Group’s right to receive payments is established. Impairment requirements are not applicable to equity investments classified and measured as FVOCI.

Other remaining equity investments are measured at FVPL. All changes in the fair value are recognised in Valuation result and Net trading income in the Consolidated statement of profit or loss as applicable.

Financial liabilities

Financial liabilities are classified and subsequently measured at AC, except for financial guarantee contracts, derivatives and liabilities designated at FVPL. Financial liabilities classified and measured at FVPL are presented as follows:

  the amount of change in the fair value that is attributable to changes in own credit risk of the liability is presented in OCI. Upon derecognition this Debt Valuation Adjustment (DVA) impact does not recycle from OCI to profit or loss; and
  the remaining amount of change in the fair value is presented in profit or loss.

A financial guarantee contract is a contract that requires ING Group to make specified payments to reimburse the holder for a loss it incurs because a specified debtor fails to make payment when due in accordance with the original or modified terms of a debt instrument. Such a contract is initially recognised at fair value and is subsequently measured at the higher of (a) the amount determined in accordance with impairment provisions of IFRS 9 (see section “Impairment of financial assets”) and (b) the amount initially recognised less, when appropriate, cumulative amortisation recognised in accordance with the revenue recognition principle of IFRS 15.

Fair values of financial assets and liabilities

All financial assets and liabilities are recognised initially at fair value. Subsequently, only financial assets and liabilities classified as held-for-trading or designated at FVPL and financial assets classified as FVOCI are measured at fair value in the financial statements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It assumes that market participants would use and take into account the characteristics of the asset or liability when pricing the asset or liability. Fair values of financial assets and liabilities are based on unadjusted quoted market prices where available. Such quoted market prices are primarily obtained from exchange prices for listed financial instruments. Where an exchange price is not available, quoted prices in an active market may be obtained from independent market vendors, brokers, or market makers. In general, positions are valued at the bid price for a long position and at the offer price for a short position or are valued at the price within the bid-offer spread that is most representative of fair value in the circumstances. In some cases where positions are marked at mid-market prices, a fair value adjustment is calculated.

For certain financial assets and liabilities quoted market prices are not available. For such instruments, fair value is determined using valuation techniques. These range from discounting of cash flows to various valuation models, where relevant pricing factors including the market price of underlying reference instruments, market parameters (volatilities, correlations and credit ratings), and customer behaviour are taken into account. ING maximises the use of market observable inputs and minimises the use of unobservable inputs in determining the fair value. It can be subjective dependent on the significance of the unobservable input to the overall valuation. All valuation techniques used are subject to internal review and approval. Most data used in these valuation techniques are validated on a daily basis when possible.

When a group of financial assets and liabilities are managed on the basis of their net risk exposures, the fair value of a group of financial assets and liabilities are measured on a net portfolio level.

To include credit risk in fair value, ING applies both Credit and Debit Valuation Adjustments (CVA, DVA). Own issued debt and structured notes that are measured at fair value are adjusted for credit risk by means of a DVA. Additionally, derivatives valued at fair value are adjusted for credit risk by a CVA. The CVA is of a bilateral nature as both the credit risk on the counterparty as well as the credit risk on ING are included in the adjustment. All input data that is used in the determination of the CVA is based on market implied data. Additionally, wrong-way risk (when exposure to a counterparty is increasing and the credit quality of that counterparty deteriorates) and right-way risk (when exposure to a counterparty is increasing and the credit quality of that counterparty improves) are taken into account in the measurement of the valuation adjustment. ING applies an additional ‘Funding Valuation Adjustment’ (FVA) to the uncollateralised derivatives based on the market price of funding liquidity.

Critical judgements and key estimation uncertainties:

Even if market prices are available, when markets are less liquid there may be a range of prices for the same security from different price sources. Selecting the most appropriate price requires judgement and could result in different estimates of fair value.

Valuation techniques are subjective in nature and significant judgement is involved in establishing fair values for certain financial assets and liabilities. Valuation techniques involve various assumptions regarding pricing factors. The use of different valuation techniques and assumptions could produce significantly different estimates of fair value.

Price testing is performed to assess whether the process of valuation has led to an appropriate fair value of the position and to an appropriate reflection of these valuations in the statement of profit or loss. Price testing is performed to minimise the potential risks for economic losses due to incorrect or misused models.

Reference is made to Note 39 ‘Fair value of assets and liabilities’ and Market Risk in Note 53 ‘Risk management’ for the basis of the determination of the fair value of financial instruments and related sensitivities.

Credit risk management classification and maximum credit risk exposure

Credit risk management disclosures are provided in Note 53 ‘Risk management – Credit risk’ paragraph ‘Credit risk categories’.

The maximum credit risk exposure for items in the statement of financial position is generally the carrying value for the relevant financial assets. For the off-balance sheet items the maximum credit exposure is the maximum amount that could be required to be paid. Reference is made to Note 46 ‘Contingent liabilities and commitments’ for these off-balance sheet items. Collateral received is not taken into account when determining the maximum credit risk exposure.

The manner in which ING Group manages credit risk and determines credit risk exposures for that purpose is explained in Note 53 ‘Risk management – Credit risk’ paragraph ‘Credit Risk Appetite and Concentration Risk Framework’.

Derivatives and hedge accounting

Derivatives are initially recognised at fair value on the date on which a derivative contract is entered into and are subsequently measured at fair value. Fair values are obtained from quoted market prices in active markets, including market transactions and valuation techniques (such as discounted cash flow models and option pricing models), as appropriate. All derivatives are carried as assets when their fair value is positive and as liabilities when their fair value is negative. Fair value movements on derivatives are presented in profit or loss in Valuation result and net trading income, except for derivatives in either a formal hedge relationship and so-called economic hedges that are not in a formal hedge accounting relationship where a component is presented separately in interest result in line with ING’s risk management strategy.

Embedded derivatives are separated from financial liabilities and other non-financial contracts and accounted for as a derivative if, and only if:

a) the economic characteristics and risks of the embedded derivative are not closely related to the economic characteristics and risks of the host contract;

b) a separate instrument with the same terms as the embedded derivative would meet the definition of a derivative; and

c) the combined instrument is not measured at fair value with changes in fair value reported in profit or loss.

If an embedded derivative is separated, the host contract is accounted for as for a similar free-standing contract.

The method of recognising the resulting fair value gain or loss depends on whether the derivative is designated as a hedging instrument, and if so, the nature of the item being hedged. The Group designates certain derivatives as hedges of the fair value of recognised assets or liabilities or firm commitments (fair value hedge), hedges of highly probable future cash flows attributable to a recognised asset or liability or a forecast transaction (cash flow hedge), or hedges of a net investment in a foreign operation. Hedge accounting is used for derivatives designated in this way provided certain criteria are met.

At the inception of the transaction ING Group documents the relationship between hedging instruments and hedged items, its risk management objective, together with the methods selected to assess hedge effectiveness. The Group also documents its assessment, both at hedge inception and on an ongoing basis, of whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of the hedged items.

Fair value hedges

Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognised in the statement of profit or loss, together with fair value adjustments to the hedged item attributable to the hedged risk. If the hedge relationship no longer meets the criteria for hedge accounting, the cumulative adjustment of the hedged item is, in the case of interest bearing instruments, amortised through the statement of profit or loss over the remaining term of the original hedge or recognised directly when the hedged item is derecognised. For non-interest bearing instruments, the cumulative adjustment of the hedged item is recognised in the statement of profit or loss only when the hedged item is derecognised.

Cash flow hedges

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges are recognised in equity. The gain or loss relating to the ineffective portion is recognised immediately in the statement of profit or loss. Amounts accumulated in equity are recycled to the statement of profit or loss in the periods in which the hedged item affects net result. When a hedging instrument expires or is sold, or when a hedge no longer meets the criteria for hedge accounting, any cumulative gain or loss existing in equity at that time remains in equity and is recognised when the forecast transaction is ultimately recognised in the statement of profit or loss. When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is transferred immediately to the statement of profit or loss.

Net investment hedges

Hedges of net investments in foreign operations are accounted for in a similar way to cash flow hedges. Any gain or loss on the hedging instrument relating to the effective portion of the hedge is recognised in equity and the gain or loss relating to the ineffective portion is recognised immediately in the statement of profit or loss. Gains and losses accumulated in equity are included in the statement of profit or loss when the foreign operation is disposed.

Non-trading derivatives that do not qualify for hedge accounting

Derivative instruments that are used by the Group as part of its risk management strategies, but which do not qualify for hedge accounting under ING Group’s accounting policies, are presented as non-trading derivatives. Non-trading derivatives are measured at fair value with changes in the fair value taken to the statement of profit or loss.

Offsetting of financial assets and financial liabilities

Financial assets and financial liabilities are offset, and the net amount reported, in the statement of financial position when the Group has a current legally enforceable right to set off the recognised amounts and intends to either settle on a net basis or to realise the asset and settle the liability simultaneously. Offsetting is applied to certain interest rate swaps for which the services of a central clearing house are used. Offsetting is also applied to certain clients subject to cash pooling arrangements where the intention to settle net is demonstrated via a physical transfer of cash balances into a single netting account on a period end basis.

Repurchase transactions and reverse repurchase transactions

Securities sold subject to repurchase agreements (repos), securities lending and similar agreements continue to be recognised in the consolidated statement of financial position. The counterparty liability is measured at FVPL (designated) and included in Other financial liabilities at FVPL if the asset is measured at FVPL. Otherwise, the counterparty liability is included in Deposits from banks, Customer deposits, or Trading, as appropriate.

Securities purchased under agreements to resell (reverse repos), securities borrowings and similar agreements are not recognised in the consolidated statement of financial position. The consideration paid to purchase securities is recognised as Loans and advances to customers, Loans and advances to banks, Other financial assets at FVPL or Trading assets, as appropriate. The difference between the sale and repurchase price is treated as interest and amortised over the life of the agreement using the effective interest method.

Impairments of financial assets (IFRS 9)

An ECL model is applied to on-balance sheet financial assets accounted for at AC and FVOCI such as loans, debt securities and lease receivables, as well as off-balance sheet items such as undrawn loan commitments, certain financial guarantees, and undrawn committed revolving credit facilities. Under the ECL model ING Group calculates the allowance for credit losses (loan loss provision, LLP) by considering on a discounted basis the cash shortfalls it would incur in various default scenarios for prescribed future periods and multiplying the shortfalls by the probability of each scenario occurring. The LLP is the sum of these probability-weighted outcomes and the ECL estimates are unbiased and include supportable information about past events, current conditions, and forecasts of future economic conditions. ING Group’s approach leverages the existing regulatory capital models that use the Advanced Internal Ratings Based (AIRB) models for regulatory purposes.

Three stage approach

Financial assets are classified in any of the below 3 Stages at each reporting date. A financial asset can move between Stages during its lifetime. The Stages are based on changes in credit quality since initial recognition and defined as follows:

  Stage 1: 12 month ECL;

Financial assets that have not had a significant increase in credit risk since initial recognition (i.e. no Stage 2 or 3 triggers apply). Assets are classified as stage 1 upon initial recognition (with the exception of purchased or originated credit impaired (POCI) assets) and have a provision for ECL associated with the probability of default (PD) events occurring with the next 12 months (12 months ECL). For those financial assets with a remaining maturity of less than 12 months, a PD is used that corresponds to the remaining maturity;

  Stage 2: Lifetime ECL not credit impaired

Financial assets showing a significant increase in credit risk since initial recognition. A provision is made for the life time ECL representing losses over the life of the financial instrument (lifetime ECL); or

  Stage 3: Lifetime ECL credit impaired

Financial instruments that are credit impaired require a life time provision.

Significant increase in credit risk

ING Group established a framework, incorporating quantitative and qualitative indicators, to identify and assess significant increases in credit risk (SICR). This is used to determine the appropriate ECL Staging for each financial asset.

The main determinate of SICR is a quantitative test, whereby the lifetime PD of an asset at each reporting date is compared against its lifetime PD at the date of origination or purchase. If the delta is above pre-defined absolute or relative PD thresholds, then an asset is considered to have experienced a SICR, which is a trigger for movement between Stage 1 and Stage 2. In these instances, assets will cease reporting a 12 month ECL, and instead report a lifetime ECL. Assets can also return to Stage 1 if there is sufficient evidence that there has been a significant reduction in credit risk.

ING Group relies on a number of qualitative indicators to identify and assess SICR. These include:

  Forbearance status;
  Watch List status. Loans on the Watch List are individually assessed for Stage 2 classification;
  Intensive care management;
  Substandard Internal rating; and
  Arrears status.

Credit impaired financial assets (Stage 3)

Financial assets are assessed for credit-impairment at each reporting date and more frequently when circumstances warrant further assessment. Evidence of credit-impairment includes arrears of over 90 days on any material credit obligation, indications that the borrower is experiencing significant financial difficulty, a breach of contract, bankruptcy or distressed restructuring.

An asset that is in stage 3 will move back to stage 2 when, as at the reporting date, it is no longer considered to be credit-impaired. The asset will migrate back to stage 1 when its credit risk at the reporting date is no longer considered to have increased significantly since initial recognition.

Definition of default

ING Group has aligned the definition of credit impaired under IFRS 9 (Stage 3) with the definition of default for prudential purposes. This is also the definition used for internal risk management purposes.

Macroeconomic scenarios

ING has established a quarterly process whereby forward-looking macroeconomics scenarios and probability weightings are developed for ECL calculation purposes. ING Group applies data predominantly from a leading service provider enriched with the internal ING Group view. A baseline, up-scenario and a down-scenario are determined to reflect an unbiased and probability-weighted ECL amount. As a baseline scenario, ING Group applies the market-neutral view combining consensus forecasts for economic variables such as unemployment rates, GDP growth, house prices, commodity prices, and short-term interest rates. Applying market consensus in the baseline scenario ensures unbiased estimates of the expected credit losses.

The alternative scenarios are based on observed forecast errors in the past, adjusted for the risks affecting the economy today and the forecast horizon. The probabilities assigned are based on the likelihoods of observing the three scenarios and are derived from confidence intervals on a probability distribution. The forecasts for the economic variables are adjusted on a quarterly basis.

Measurement of ECL

ING Group applies a collective assessment method to measure ECL for performing (Stage 1), under-performing (Stage 2), and certain non-performing (Stage 3) assets. Other non-performing assets subject to ECL measurement apply the individual assessment method, and are all in Stage 3.

Collectively assessed assets (Stages 1 to 3)

This is a model-based approach that calculates ECL in a formula that is expressed simplistically as PD x EAD x LGD, adjusted for the time value of money. Assets that are collectively assessed are grouped on the basis of similar credit risk characteristics, taking into account loan type, industry, geographic location, collateral type, past due status and other relevant factors. These characteristics are relevant to the estimation of future cash flows for groups of such assets by being indicative of the debtors’ ability to pay all amounts due according to the contractual terms of the assets being evaluated.

For Stage 3 assets the PD equals 100% and the LGD and EAD represent a lifetime view of the losses based on characteristics of defaulted facilities.

To build the IFRS 9 models, ING Group’s expected loss models (PD, LGD, EAD) used for regulatory and capital purposes have been adjusted by removing embedded prudential conservatism (such as floors) and converted through-the-cycle estimates to point-in-time estimates to support the calculation of collective-assessment ECL under IFRS 9. The models assess ECL on the basis of forward-looking macroeconomic forecasts and other inputs. For most financial assets, the expected life is limited to the remaining maturity. For overdrafts and certain revolving credit facilities, such as credit cards, the maturity is estimated based on historical data as these do not have a fixed term or repayment schedule.

Individually assessed assets (Stage 3)

ING Group estimates individual impairment provisions for individually significant credit impaired financial assets within Stage 3. Individual provisions are calculated using the discounted expected future cash flow method. To determine expected future cash flows, one or more scenarios are used. Each scenario is analysed based on the probability of occurrence and including forward looking information.

In determining the scenarios, all relevant factors impacting the future cash flows are taken into account. These include expected developments in credit quality, business and economic forecasts, and estimates of if/when recoveries will occur and taking into account ING’s restructuring/recovery strategy.

The best estimate of ECL is calculated as the weighted-average of the shortfall (gross carrying amount minus discounted expected future cash flow using the original EIR) per scenario, based on best estimates of the expected future cash flows. Recoveries can be from different sources including repayment of the loan, collateral recovery, asset sale etc. Cash flows from collateral and other credit enhancements are included in the measurement of the expected credit losses of the related financial asset when it is part of or integral to the contractual terms of the financial asset and the credit enhancement is not recognised separately. For the individual assessment, with granular (company or deal-specific) scenarios, specific factors can have a larger impact on the future cash flows than macroeconomic factors.

When a financial asset is credit-impaired, interest ceases to be recognised on the regular accrual basis, which accrues income based on the gross carrying amount of the asset. Rather, interest income is calculated by applying the original EIR to the AC of the asset, which is the gross carrying amount less the related loan loss provision.

Purchase or Originated Credit Impaired (POCI) assets

POCI assets are financial assets that are credit-impaired on initial recognition. Impairment on a POCI asset is determined based on lifetime ECL from initial recognition. POCI assets are recognised initially at an amount net of impairments and are measured at AC using a credit-adjusted effective interest rate. In subsequent periods any changes to the estimated lifetime ECL are recognised in profit or loss. Favourable changes are recognised as an impairment gain even if the lifetime ECL at the reporting date is lower than the estimated lifetime ECL at origination.

Modifications

In certain circumstances ING grants borrowers postponement and/or reduction of loan principal and/or interest payments for a temporary period of time to maximise collection opportunities, and if possible, avoid default, foreclosure, or repossession. When such postponement and/or reduction of loan principal and/or interest payments is executed based on credit concerns it is also referred to as forbearance (refer to the Risk Management note for more details). In such cases, the net present value of the postponement and/or reduction of loan and/or interest payments is taken into account in the determination of the appropriate level of impairment loss. If the forbearance results in a substantial modification of the terms of the loan, the original loan is derecognised and a new loan is recognised at its fair value at the modification date. The Group determines whether there has been a substantial modification using both quantitative and qualitative factors.

Write-off and debt forgiveness

If there is no reasonable expectation of recovery and/or collectability of amounts due a write-off can occur. The following events can lead to a write-off:

  After a restructuring has been completed and there is a high improbability of recovery of part of the remaining loan exposure (including partial debt waivers);
  In a bankruptcy liquidation scenario;
  After divestment or sale of a credit facility at a discount;
  Upon conversion of a credit facility into equity; or
  ING Group releases a legal (monetary) claim it has on its customer.

When a loan is uncollectable, it is written off against the related loan loss provision. Subsequent recoveries of amounts previously written off are recognised in the statement of profit or loss.

Debt forgiveness (or debt settlement) involves write-off but additionally involves the forgiveness of a legal obligation, in whole or in part. This means that ING forfeits the legal right to recover the debt. As a result, the financial asset needs to be derecognised. Distinction is made in situations where ING ends the relationship with the client and situations where ING (partially) continues the financing of the client.

Presentation of ECL

Loss allowances for financial assets measured at AC are deducted from the gross carrying amount of the assets. For debt instruments at FVOCI, the loss allowance is recognised in OCI, instead of deducting the carrying amount of the asset. For impaired financial assets with drawn and undrawn components, ECL also reflects any credit losses related to the portion of the loan commitment that is expected to be drawn down over the remaining life of the instrument. The loss allowance on issued financial guarantee contracts, in scope of IFRS 9 and not measured at FVPL, are recognised as liabilities and presented in Other provisions. ECL are presented in profit or loss in Addition to loan loss provision.

Critical judgements and key estimation uncertainties:

Considerable management judgement is exercised in determining the amount of LLP for financial assets assessed on both a collective and an individual impairment basis. In particular, this judgement requires ING Group to make various assumptions about the risk of default, the subsequent expected loss rates in the event of default, and expected future cash flows. These assumptions are based on a combination of the Group’s past history, existing market conditions and forward-looking estimates at the end of each reporting period. Changes in these assumptions may lead to changes in the LLP over time.

Some of these judgements involve estimation. Given they are subjective and complex in nature, and because the LLP and the underlying exposures subject to impairment assessment are material, these judgements are considered key sources of estimation uncertainty. The sensitivity of these estimates is assessed in the credit risk section of Note 53, Risk Management.

The critical judgements are:

The use of forward-looking macroeconomic scenarios in both collective and individual impairment assessments. Forward-looking macroeconomic scenarios are subjective and uncertain in nature. The process the Group follows involves using inputs from third party provider Oxford Economics (OE), and subjecting these to internal expert review and challenge to ensure the inputs used in the models reflect ING’s view on the macro economy. Two internal groups, the Macroeconomics Scenarios Team and the Macroeconomics Scenarios Expert Panel, were established for this purpose. The latter team consists of senior management representatives from the Business, Risk and Finance. The use of alternate forward-looking macroeconomic scenarios can produce significantly different estimates of ECL. This is demonstrated in the sensitivity analysis in Note 53, where the un-weighted ECL under each of the three scenarios for some significant portfolios is disclosed.

The probability weights applied to each of the three scenarios. This is a management judgement that ultimately requires estimation and consideration of the range of possibilities. This ensures consensus view on the likelihood of each scenario materializing is appropriately reflected in the weights applied by the Group for collective assessment ECL calculations. The sensitivity analysis in Note 53 discloses these weights used.

The criteria for identifying a significant increase in credit risk. When determining whether the credit risk on a financial asset has increased significantly, ING Group considers reasonable and supportable information available to compare the risk of default occurring at reporting date with the risk of a default occurring at initial recognition of the financial asset. Whilst judgement is required in applying each financial asset with a PD rating, there is significant judgement used in determining the stage allocation PD banding thresholds. The process of comparing a financial asset’s PD with the PD banding thresholds determines its ECL stage. Assets in Stage 1 are allocated a 12 month ECL, and those in Stage 2 are allocated a lifetime ECL, and the difference is often significant. As such, the assumptions made both in assigning financial asset PDs and in setting PD banding thresholds constitute a key source of estimation uncertainty. Analysis of the sensitivity associated with the assessment of significant increase in credit risk is presented in Note 53, Risk Management.

The definition of default. Whilst not a source of estimation uncertainty, judgement is exercised in management’s evaluation of whether there is objective evidence of impairment loss has been incurred for larger exposures. Management judgement is required in assessing evidence of credit-impairment.

IFRS 15 Revenue from Contracts with Customers, Impact of adoption [member]
Disclosure of initial application of standards or interpretations [line items]
Changes in IFRS effective in 2018

1.3.2 IFRS 15 ‘Revenue from Contract with Customers’

IFRS 15 is effective for annual periods beginning on or after 1 January 2018. IFRS 15 introduces a five-step approach for recognising revenue as and when the agreed performance obligations are satisfied. Agreed performance obligations are individual promises made to the customer that deliver benefit from the customer’s perspective. Revenue should either be recognised at a point-in-time or over-time depending on the service being delivered to the customer. The adoption of IFRS 15 had no significant impact on ING Group’s results or financial position.

Reference is made to Note 22 ‘Net fee and commission income’ which includes disaggregated revenue categories based on the type of services provided. Note 35 ‘Segments’ includes Net fee and commission income, as reported to the Executive Board of ING Group and the Management Board of ING Bank, disaggregated by line of business and by geographical segment.